UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21120

Conestoga Funds

(Exact name of registrant as specified in charter)

c/o Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Address of principal executive offices)(Zip code)

c/o Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Name and address of agent for service)

With Copy To:

Carl Frischling, Esq.

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

Registrant's telephone number, including area code: (800) 320-7790

Date of fiscal year end: September 30

Date of reporting period: September 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

CONESTOGA

SMALL CAP FUND

M a n a g e d   B y

ANNUAL REPORT

September 30, 2009

November 24, 2009

Dear Fellow Shareholders,

The past year has included one of the most significant bear markets of our lifetimes, as well as one of the sharpest rallies.  Already available are entire books that focus on the events that created the bear market, and we can only imagine the Hollywood scripts that are in development.  While the stars and villains of the past year’s market volatility are still being considered by central casting, we trust that you found the Conestoga Small Cap Fund to have played the role expected in your investment portfolio.

The fourth quarter of 2008 and first quarter of 2009 saw the grand finale of the liquidity and confidence crisis.  Markets fell sharply in both quarters as investors rushed to the safety of cash and Treasury securities.  Markets then began a turnaround of heroic proportion, rallying through the summer.  Looking back, the initial triggers of the rally seem almost irrelevant, and we would wager that few people can recall the news stories credited with lifting the market the week of March 9th.  Those stories were: Citigroup reporting a profit for the first two months of the year; rumors that the Federal Reserve would address illiquid assets; and more rumors that the SEC would reinstate the uptick rule.  In hindsight, what was likely of more significance was that negative investor psyche reached a high, and all those who wished to sell reached total capitulation.  From there, the markets began their recovery, helped along the way by tidbits of news that could be translated into the new cliché: green shoots of recovery.

We, like all investors, breathed a sigh of relief.  We believe the Fund has held up reasonably well given our more conservative approach and the low quality elements of the rally in 2009.  Our returns for the periods ended September 30, 2009, are below:

Table 1: Annualized Returns vs. Russell Indices

	YTD	1 Year	3 Years*	5 Years*	Since Inception* (10-01-02)
Conestoga Small Cap Fund	22.43%	-3.87%	-0.44%	3.36%	8.78%
Russell 2000 Index	22.43%	-9.55%	-4.57%	2.41%	8.74%
Russell 2000 Growth	29.12%	-6.32%	-2.60%	2.91%	8.81%

*Periods longer than one year are annualized.

The market rebound since March may best be described as a “thank-goodness-they-aren’t-going-bankrupt” rally.  Companies with stock prices under $5, market capitalizations under $250 million, and those with negative earnings have been the leaders in the recovery.  The rally from the market’s low has been spectacular, with the Russell 2000 returning 73.7% and the S&P 500 returning 58.3% in the period from March 9 through September 30.  The CBOE Volatility Index (VIX), an often cited measure of investors’ expectations of future market volatility, continued to move lower.  However, looking forward, we do not expect the low-quality performers to continue their winning ways.

As bottom-up stock pickers focused on fundamental company research, we are finding numerous examples of companies within the portfolio that are taking advantage of their competitors’ weakness.  In our many meetings and telephone conversations this year with the management teams of the companies held in the Fund, we have been drilling deeply into the competitive positioning and financial strength of their businesses.  The conclusion of our intensive discussions and research: we expect many of the companies in the Fund will thrive in the eventual economic recovery.  Many of the companies within the Fund are taking advantage of the economic slowdown by making strategic acquisitions, maintaining high levels of customer service, and/or reinvesting in research and development.  These decisions may have reduced their near-term earnings power, but we believe they will dramatically improve their competitive position and long-term growth prospects.

During the last tumultuous twelve months, we attempted to further improve the quality of the Fund’s holdings.  We added eight new companies to the portfolio including: Morningstar, Micros Systems and Core Labs.  All three of these names had been mid-cap stocks that the market’s decline brought down to the small cap level.  We had watched these names for a considerable period of time and were glad to be able to include them in our portfolio. In order to fund these purchases, we eliminated seven names from the Fund. While some of these holdings experienced fundamental challenges, we sold several companies that were solid, long-term holdings such as Computer Programs and Systems Inc. and Knight Transportation, Inc.  but we believe we found companies that had similar, if not better, growth prospects and stronger market positions in their respective industries and were trading at comparable or more attractive valuations.

Looking at the Fund from a more top-down view, we also continue to expect that credit will not be as available as in past recoveries, and that consumers will be slow to resume the higher spending levels of the past decades.  The potential recovery has been alphabetized for endless analysis by the market soothsayers: will it be a V (a quick rebound); W (double dip recession); U (extended recession with eventual recovery), or VL (a very long recession).  We find a V-shaped recovery nearly impossible, but remain hopeful that our economy can steadily pull together and manage a U-shaped rebound beginning in 2010.

Combining our bottom-up research with the top-down factors, we remain very confident that small companies with sustainable growth, conservative balance sheets and competent management teams will provide outstanding relative returns versus the comparable small cap indices.  Having survived a decade of zero return for U.S. equities, we are also optimistic that the recovery will mark the beginning of more normal returns over the decade to come.

Before closing, we would also like to highlight Conestoga’s continued internal growth and the impact of the market recovery on the firm.  Year-to-date through September 30, the Conestoga Small Cap Fund experienced net inflow of $19.6 million brining assets to a record $65.4 million.  Conestoga Capital Advisors’ assets under management, the fund’s adviser,  reached all-time peak asset levels on September 30, with just over $311 million in total assets.  The integration of David Lawson and Joe Monahan, additions to the investment team in December 2008, has been very smooth and we could not be more pleased to have them as colleagues and future partners.  Much like our portfolio companies, we believe Conestoga Capital Advisors is well positioned to benefit from the eventual economic recovery.

We appreciate the continued support of our clients through what has been an extreme test of every investor’s faith in the capital markets, and we welcome any questions or comments regarding the strategy or the firm.

Sincerely,

William C. Martindale, Jr.

Robert M. Mitchell

CONESTOGA SMALL CAP FUND

Additional Comments

Fund Growth

The Fund continued to grow in 2009.  Total net assets increased from $42,582,203 at the end of fiscal 2008 to $65,355,683 at the end of fiscal 2009.  This $22,773,480 increase surpassed the prior year’s growth of $13,301,239.

Portfolio Turnover and Capital Gains Distributions

The Conestoga Small Cap Fund generally has a much lower turnover rate than many other small cap growth funds.  For the year ended September 30, 2009 the Fund’s turnover rate was   13.89%, compared to   23.12 % from the prior year.  Even with a low turnover, the Fund distributed in the twelve month period ended September 30, 2009 net realized capital gains and net income of $141,598.14.  We are required to distribute substantially all of our income and realized capital gains every year.  Accordingly, the Fund paid a long-term capital gain distribution of $0.00467 per share on December 29, 2008 to shareholders of record on December 28, 2008.

Fund Expenses and Brokerage Costs

Fund Expenses

The Fund has a unified management fee.  This means that the Adviser, Conestoga Capital Advisors, LLC, pays for most of the Fund’s operating costs with the exception of Trustees’ fees and expenses, 12b-1 fees, brokerage commissions and fees, and extraordinary costs.  As of January 2007, the Adviser charges the Fund an annualized rate of 1.20% of the daily average assets for the services it provides, while the total expense ratio of the Fund is 1.10% which includes a fee waiver.  In the fiscal year ended September 30, 2009 the contractual amount the Fund owed the Adviser was $519.976, of which $80,753 was waived, resulting in net advisory fees of $439,223.

The Conestoga Small Cap Fund has what is called a “defensive” 12b-1 plan.  This type of plan acknowledges that the Adviser may use it assets and resources to grow the Fund.  Conestoga Capital Advisors, LLC pays all of the marketing costs for the Fund out of its own resources and, other than the annual unified management fee, does not charge the Fund any additional expenses for promoting sales of the Fund’s shares.

The Fund also has the ability to pay any qualified organization a shareholder servicing fee.  This type of fee might be paid to an organization providing record keeping for Fund shareholders under its administration.  At the present time, the Fund does not pay any organization a shareholder servicing fee, although Conestoga Capital Advisors, LLC does pay certain organizations a shareholder servicing fee out of its own resources and at no additional cost to the Fund.

Securities Lending

For the year ended September 30, 2009 the Fund did not participate in any securities lending activities.

CONESTOGA SMALL CAP FUND

Additional Comments

Trustee Fees

In addition to the fees that the Fund pays the Adviser, the Fund also pays the Trustees’ fees and expenses, which in fiscal 2009 amounted to more than $37,422.  Currently, the Fund has four Independent Trustees.  For the November 2008 and February 2009 Board Meetings the Independent Trustees received $2,000.  In the 2nd Calendar Quarter of 2009, the Independent Trustees received $2,500 and Chairman of the Fund received $2000, per meeting.  In the 3rd  Calendar Quarter of 2009 the Independent Trustees and Chairman of the Fund received $3,000 per meeting. The Interested Trustee, William C. Martindale Jr. who is an employee of the Adviser, received no additional compensation from the Fund.  In fiscal year 2009, there were four Board of Trustee meetings in which all Trustees were in attendance.

Brokerage Costs

Direct net expenses of the Fund shown in this annual report were $476,645.  During fiscal year 2009 the Fund paid brokerage costs of $83,986.12, up from $72,012 in fiscal 2008.  Under current accounting standards, brokerage costs are not treated as current year expenses; rather, they are included when calculating the cost basis or proceeds from security transactions, but they are still costs paid by the shareholder.

Expenditures for brokerage were $1.94 for every $1,000 in average assets invested in the Fund for fiscal 2009, down from $1.99 in fiscal 2008.  The Fund pays brokers approximately $0.06 per share for trade execution.  The brokerage commissions are directed to firms that provide important statistical and financial information on portfolio holdings.  Additionally, brokerage commissions are paid to firms providing investment ideas to the Fund’s Portfolio Managers about current or prospective investments.  The statistical and financial information provided as well as the investment ideas offered benefit all clients of the Adviser, not just the Fund.  The Fund’s share of commissions paid is proportionate to its share of all trading in small cap stocks undertaken by Conestoga Capital Advisors.  On a quarterly basis, the Adviser reviews the Fund’s trading with the Board of Trustees.

At no time has the Fund ever used brokerage commissions to reward brokers for selling shares of the Fund.

The staff of the SEC has issued interpretive guidance relating to permissible uses of brokerage commissions, sometimes called “soft dollars.”  Based on its review of these guidelines, the Adviser believes that it is in compliance with these guidelines.

The Regulatory Environment

Board Composition

In 2004, the SEC passed a rule requiring all funds to appoint an independent Chairman and to make 75% of the board members independent.  The rule was rejected twice in federal appeals court and the SEC has since let the issue die.  This means that after several years of discussion, lawsuits, and controversy, nothing has changed.  Funds are free to elect as Chair interested or independent Trustees as their boards and or shareholders see fit, and only a majority (more than 50%) of the Trustees must be independent, instead of the proposed 75% requirement.  The Conestoga Fund has six Trustees.  Four of them (66 2/3% of the Board) are independent, and the Chair continues to be an interested Trustee.  Interested Trustees are those individuals who are affiliated with the Adviser.

CONESTOGA SMALL CAP FUND

Additional Comments

Fund Information

The management of the Conestoga Small Cap Fund is making every effort to provide as much information as desired by the shareholders of the Fund.  In addition to information provided in the reports to shareholders and the prospectus and statement of additional information, much information is available online.  You can access Fund information by going to www.conestogacapital.com and following the links to the Conestoga Funds.  Current holdings and Fund facts are available on our website.  If you prefer, you may call us at 1-800-320-7790 and ask for the information, or you may go to the SEC website at www.sec.gov and obtain copies of almost all information submitted by the Conestoga Funds to the SEC.

CONESTOGA SMALL CAP FUND

Comparison of Changes in Value of $10,000

As of Closing Business Day Prior to Inception (September 30,2002)

Conestoga Small Cap Fund $18,011
Russell 2000 Index $18,266
Russell 2000 Growth Index $18,306
Value of $10,000 Invested 10/01/2002
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
9/30/2002
12/31/2002
3/31/2003
6/30/2003
9/30/2003
12/31/2003
3/31/2004
6/30/2004
9/30/2004
12/31/2004
3/31/2005
6/30/2005
9/30/2005
12/31/2005
3/31/2006
6/30/2006
9/30/2006
12/31/2006
3/31/2007
6/30/2007
9/30/2007
12/31/2007
3/31/2008
6/30/2008
9/30/2008
12/31/2008
3/31/2009
6/30/2009
9/30/2009

	One Year Return	Five Year Return	Since Inception (10/1/2002 through 9/30/2009)
Conestoga Small Cap Fund	-3.87%	3.36%	8.78%
Russell 2000 Index	-9.55%	2.41%	8.74%
Russell 2000 Growth Index	-6.32%	2.91%	8.81%

The Fund's past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares, but does reflect the reinvestment of all dividends and distributions.

CONESTOGA SMALL CAP FUND

Expense Example (Unaudited)

As a shareholder of the Conestoga Small Cap Fund, you incur the following costs: management fees and trustee fees.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2009 through September 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in this Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Conestoga Small Cap Fund:

Actual	$1,000.00	$1,336.21	$6.44
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.55	$5.57

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

CONESTOGA SMALL CAP FUND

Securities Holdings by Sector

September 30, 2009

(Unaudited)

The following chart gives a visual breakdown of the Fund by the economic sectors*.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on September 30, 2009 were $ 65,355,684.

Consumer Discretionary 4.36%
Financial Services 13.12%
Healthcare 21.82%
Materials and Processing 2.73%
Energy 7.77%
Producer Durables 24.33%
Technology 21.82%
Other 4.05%

CONESTOGA SMALL CAP FUND

Schedule of Investments

September 30, 2009

			% of Total
Shares		Value	Net Assets
COMMON STOCKS

Consumer Discretionary
Educational Services
30,300	Capella Education Company *	$ 2,040,402
Textile Apparel & Shoes
65,000	Iconix Brand Group, Inc. *	810,550

Consumer Discretionary Sector Total		2,850,952	4.36%

Energy
Oil: Crude Producers
27,775	St. Mary Land & Exploration Company	901,577
Oil Well Equipment & Services
40,001	Carbo Ceramics, Inc.	2,062,052
13,850	Core Laboratories NV	1,427,797
85,875	Tesco Corporation *	685,283
Oil Well Equipment & Service Total		4,175,132

Energy Sector Total		5,076,709	7.77%

Financial Services
Asset Management & Custodian
40,425	Westwood Holdings Group, Inc.	1,402,748
Banks: Diversified
20,200	PrivateBancorp, Inc.	494,092
Commercial Finance & Mortgage Companies
50,525	Financial Federal Corporation	1,246,957
Financial Data & Systems
53,050	Advent Software, Inc. *	2,135,262
22,725	FactSet Research Systems, Inc.	1,505,304
30,000	Morningstar, Inc. *	1,456,800
Financial Data & Systems Total		5,097,366
Security Brokerage & Services
10,000	TMX Group, Inc. (Canada)	335,564

	Financial Services Sector Total	8,576,727	13.12%

Healthcare
Biotechnology
17,625	Kensey Nash Corporation *	510,244
Health Care Services
35,350	Quality Systems, Inc.	2,176,499
Medical Equipment
60,625	Abaxis, Inc. *	1,621,719
127,800	Somanetics Corporation *	2,060,136
Medical Equipment Total		3,681,855
Medical and Dental Instruments and Supplies
35,350	Integra Lifesciences Holdings Company *	1,207,202
30,300	Landauer, Inc.	1,665,894
55,575	Meridian Bioscience, Inc.	1,389,931
37,551	Neogen Corporation *	1,212,522
40,425	Surmodics, Inc. *	994,455
22,725	TECHNE Corporation	1,421,676
Medical and Dental Instruments and Supplies Total		7,891,680

	Healthcare Sector Total	14,260,278	21.82%

Materials and Processing
Building Materials
70,725	Simpson Manufacturing Company, Inc.	1,786,513

Materials and Processing Sector Total		1,786,513	2.73%

			% of Total
Shares		Value	Net Assets
COMMON STOCKS

Producer Durables
Aerospace
61,725	Aerovironment, Inc. *	1,733,855
Commercial Services
48,000	The Advisory Board Company *	1,206,720
56,700	Costar Group, Inc. *	2,337,174
70,725	Phase Forward, Inc. *	992,979
78,300	Ritchie Bros. Auctioneers, Inc.	1,921,482
103,551	Rollins, Inc.	1,951,936
36,000	Tetra Tech, Inc. *	955,080
Commercial Services Total		9,365,371
Diversified Manufacturing Operations
50,525	Raven Industries, Inc.	1,350,533
Machinery: Specialty
12,625	K-Tron International, Inc. *	1,202,026
Scientific Instruments: Control & Filter
22,725	Franklin Electric Company, Inc.	651,980
75,775	Sun Hydraulics Corporation	1,595,822
Scientific Instruments: Control & Filter Total		2,247,802

Producer Durables Sector Total		15,899,587	24.33%

Technology
Communications Technology
40,000	EMS Techologies, Inc. *	832,800
Computer Services Software & Systems
76,775	Blackbaud, Inc.	1,781,180
116,000	Tyler Technologies, Inc. *	1,982,440
34,300	Ansys, Inc. *	1,283,506
48,000	Micros Systems, Inc. *	1,449,120
60,625	Blackboard, Inc. *	2,290,412
Consumer Services Software & Systems Total		8,786,658
Computer Technology
26,825	Rimage Corporation *	458,439
Electronic Components
36,500	NVE Corporation *	1,940,340
Electronics
50,525	II-VI, Inc. *	1,285,356
Information Technology
53,075	Comscore, Inc. *	955,881

	Technology Sector Total	14,259,474	21.82%

TOTAL COMMON STOCKS
	(Cost $55,417,943)	62,710,240	95.95%

SHORT-TERM INVESTMENTS
2,573,758	UMB Bank Money Market Fiduciary 0.05%**
	(Cost $2,573,758)	2,573,758	3.94%

TOTAL INVESTMENTS
	(Cost $57,991,701)	65,283,998	99.89%

	Other Assets in Excess of Liabilities	71,686	0.11%

	TOTAL NET ASSETS	$65,355,684	100.00%

* Non-income producing
** Variable rate. The rate represents the rate at September 30, 2009.

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Statement of Assets and Liabilities

September 30, 2009

Assets:
Investments at Value (Cost $57,991,701)	$ 65,283,998
Receivables:
Dividends	59,606
Interest	84
Shareholder Subscriptions	83,293
Total Assets	65,426,981
Liabilities:
Accrued Investment Advisory Fees	53,471
Accrued Trustee Fees	4,516
Shareholder Redemptions	13,310
Total Liabilities	71,297
Net Assets	$ 65,355,684

Net Assets Consist of:
Beneficial Interest Paid-in	$ 60,853,910
Accumulated Net Realized Loss on Investments	(2,790,523)
Net Unrealized Appreciation in Value of Investments	7,292,297
Net Assets, for 3,863,026 Shares Outstanding, Unlimited Number of
Shares Authorized with a $0.001 Par Value	$ 65,355,684
Net Asset Value, Offering and Redemption Price
Per Share ($65,355,684/3,863,026 shares)	$ 16.92

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Statement of Operations

For the Year Ended September 30, 2009

Investment Income:
Dividends (net of foreign taxes withheld of $4,080)	$ 479,345
Interest	1,617
Total investment income	480,962
Expenses:
Investment advisory fees	519,975
Trustees' fees and expenses	37,422
Total expenses	557,397
Less: Advisory fees waived	(80,753)
Net expenses	476,644

Net Investment Income	4,318

Realized and unrealized gain (loss) on investments:
Net realized loss on investments	(1,463,349)
Net change in unrealized appreciation on investments	4,735,660
Net realized and unrealized gain on investments	3,272,311

Net increase in net assets resulting from operations	$ 3,276,629

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Statement of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	9/30/2009	9/30/2008
Increase/(Decrease) In Net Assets
From Operations:
Net investment income	$ 4,318	$ 140,644
Net realized loss on investments	(1,463,349)	(1,087,608)
Net change in unrealized appreciation (depreciation) on investments	4,735,660	(2,411,208)
Net increase (decrease) in net assets resulting from operations	3,276,629	(3,358,172)
Distributions to shareholders from:
Net investment income	(65,193)	(52,583)
Net realized gain on investments	(11,136)	(741,689)
Distributions in excess of net investment income	(65,269)	-
Total Distributions	(141,598)	(794,272)
From Fund share transactions:
Proceeds from sale of shares	31,012,667	22,727,383
Shares issued on reinvestment of distribution	63,196	280,820
Cost of shares redeemed	(11,437,413)	(5,554,520)
Total increase in net assets from Fund share transactions	19,638,450	17,453,683

Total increase in net assets	22,773,481	13,301,239

Net Assets at Beginning of Year	42,582,203	29,280,964
Net Assets at End of Year ( Includes undistributed net investment	$ 65,355,684	$ 42,582,203
income of $ - and $60,864, respectively)

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Financial Highlights

Selected data for a share outstanding throughout each year:

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	9/30/2009	9/30/2008	9/30/2007	9/30/2006	9/30/2005

Net asset value - beginning of year	$17.68	$ 20.27	$ 17.75	$ 16.85	$ 15.26

Net investment income (loss)	−	0.07	−(a)	(0.05)(a)	(0.06)(a)
Net realized and unrealized gains (loss) on investments	(0.70)	(2.14)	2.59	1.12	1.92
Total from investment operations	(0.70)	(2.07)	2.59	1.07	1.86

Distributions from net investment income	(0.03)	(0.03)	−	−	−
Distributions from net realized capital gains	−	(0.49)	(0.07)	(0.17)	(0.27)
Distributions in excess of net investment income	(0.03)	−	−	−	−
Total distributions	(0.06)	(0.52)	(0.07)	(0.17)	(0.27)

Net asset value - end of year	$16.92	$17.68	$20.27	$17.75	$16.85

Total return	(3.87)%	(10.43)%	14.61%	6.40%	12.35%
Ratios/supplemental data
Net Assets - end of year (thousands)	$ 65,356	$ 42,582	$ 29,281	$ 18,432	$ 10,658

Before waivers
Ratio of expenses to average net assets	1.29%	1.30%	1.31%	1.35%	1.35%
Ratio of net investment income / (loss) to average net assets	(0.18)%	0.19%	(0.17)%	(0.26)%	(0.35)%

After waivers
Ratio of expenses to average net assets	1.10%	1.10%	1.15%	1.35%	1.35%
Ratio of net investment income /(loss) to average net assets	0.01%	0.39%	(0.01)%	(0.26)%	(0.35)%

Portfolio turnover rate	13.89%	23.12%	13.51%	19.02%	23.95%

(a) Per share net investment loss has been determined on the basis of average number of shares outstanding during the year.

The accompanying notes are an integral part of the financial statements.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

September 30, 2009

Note 1. Organization

Conestoga Funds (the "Trust") was organized as a Delaware business trust on February 5, 2002.  The Trust consists of two series, the Conestoga Small Cap Fund (the “Fund”) and the Institutional Advisors LargeCap Fund.  The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act").  The Fund's investment strategy is to achieve long-term growth of capital.  The Fund's registration statement became effective with the SEC and the Fund commenced operations on October 1, 2002.  The Fund’s investment advisor is Conestoga Capital Advisors, LLC. (the “Adviser”).

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation - Securities that are traded on any exchange are valued at the last quoted sale price.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.  Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund’s Adviser, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Accounting principles generally accepted in the United States of America define fair value  as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-tier hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized below:

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

September 30, 2009

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities. Valuation adjustments and block discounts are not applied to Level 1 securities.  Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table presents information about the Fund’s assets measured at fair value as of September 30, 2009 by major security type:

                                          Quoted Prices in

                                         Active Markets for     Significant Other             Significant           Balance as of

                                           Identical Assets      Observable Inputs     Unobservable Inputs    September 30,

                                                 (Level 1)                  (Level 2)                      (Level 3)                     2009

        Assets

Money Market                       $  2,573,758                        $   -                            $   -                $  2,573,758

Common Stocks                      62,710,240                            -                                  -                  62,710,240

               Total                      $ 65,283,998                        $   -                             $   -               $65,283,998

Foreign Currency - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

September 30, 2009

exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income or excise tax provision is required.

Accounting principles generally accepted in the United States of America provide guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements and require the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof.  Management has evaluated the Fund’s tax positions as of September 30, 2009, and has determined that none of them are uncertain.

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. Tax returns filed within the three years ended September 30, 2009, are open for examination. No examination of any of the Fund’s tax returns is currently in progress.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis.  The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.  Those differences are primarily due to differing treatments for net investment losses and deferral of wash sale losses and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Investment Income - The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Securities Lending - The Fund may from time to time lend securities from its portfolio to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations.  The Fund may not lend portfolio securities to: (a) any “affiliated person” (as that term is defined in the 1940 Act) of the Trust; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person.  Generally, the Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations.  This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

September 30, 2009

securities.  During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement.  Loans will be subject to termination by the Fund or the borrower at any time.  While the Fund will not have the right to vote securities on loan, it intends to terminate loans and regain the right to vote if a particular vote is considered important with respect to the investment.  The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Trustees.  The Fund will limit its securities lending to 33 1/3% of total assets (inclusive of loan collateral).  During the year ended September 30, 2009, the Fund did not loan any portfolio securities.

Estimates - Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Other - Accounting principles generally accepted in the United States of America require that permanent book/tax differences be reclassified among the components of capital. The reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed net investment income and accumulated net realized gain/(loss) on a tax basis.

The Fund recorded the following reclassification to increase/(decrease) the capital accounts listed below:

Undistributed Net Investment Income                              $65,280

Accumulated Net Realized Loss on Investments                    $(11)

Beneficial Interest Paid-In                                               $(65,269)

Subsequent Event - Management has evaluated the impact of all subsequent events on the Fund through November 24, 2009, the date the financial statements were available to be issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Note 3. Investment Advisory Agreement and Other Related Party Transactions

The Fund has entered into an Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Fund.  Under the terms of the Advisory Agreement, the Adviser pays all Fund expenses except Rule 12b-1 fees, fees and expenses of the independent trustees, taxes, interest and extraordinary expenses.  Pursuant to the Advisory Agreement the Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 1.20% of average daily net assets of the Fund.  For the fiscal year ended September 30, 2009, the Adviser earned advisory fees of $519,975.  The Adviser has contractually agreed to limit the Fund’s net annual operating expenses to 1.10% of the Fund’s average daily net assets until at least January 29, 2010.  For the year ended September 30, 2009, the Adviser waived $80,753 of its fees under this arrangement.

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

September 30, 2009

The Trust, on behalf of the Fund, has adopted a distribution plan (the "Distribution Plan"), pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay certain expenses associated with the distribution of its shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Fund.  The Plan provides that the Fund will reimburse the Adviser for actual distribution and shareholder servicing expenses incurred by the Adviser not exceeding, on an annual basis, 0.25% of the Fund's average daily net assets. The Distribution Plan is currently inactive and the Fund did not accrue any 12b-1 fees under this plan during the year ended September 30, 2009.

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan, under which the Fund may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers (agents).  The Fund may pay a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by a particular agent.  The Fund presently does not have any such shareholder servicing agreements in effect and is not accruing fees under the Shareholder Servicing Plan.

Certain directors and officers of the Adviser are trustees, officers or shareholders of the Fund.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Fund.

Note 4. Investments

Investment transactions, excluding short term investments, for the year ended September 30, 2009, were as follows:

Purchases……………………………………………..………….…$ 24,253,400

Sales……………………………………………………………….….$   6,005,296

For Federal Income Tax purposes, the cost of investments owned at September 30, 2009 is $58,107,169.  As of September 30, 2009, the gross unrealized appreciation on a tax basis totaled $10,035,408 and the gross unrealized depreciation totaled $2,858,579 for a net unrealized appreciation of $7,176,829.

As of September 30, 2009 the components of accumulated earnings on a tax basis were as follows:

Net unrealized appreciation                   $7,176,829

Capital loss carryforwards                      (1,043,730)

Post October losses                                (1,631,325)

As of September 30, 2009 the Fund net capital loss carryforwards of $1,043,730, which are available to offset future realized gains until 9/30/2017.  To the extent the carryforwards are used to offset future gains, the amount offset will not be distributed to shareholders.

The difference between the sum of the capital loss carryforwards and post October losses for tax purposes and the accumulated net realized losses reported in the Statement of Assets and Liabilities is

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

September 30, 2009

due to wash sale losses, which are required to be deferred for tax purposes. Net unrealized appreciation on a tax basis and the net unrealized appreciation on investments reported in the Statement of Assets and Liabilities differ by this same wash sale loss figure.

Net capital losses incurred after October 31st within the current fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund incurred and elected to defer such capital losses and they are included under the caption “Post October Losses” in the components of accumulated earnings on a tax basis shown above.

The tax character of distributions paid during the years ended September 30, 2009 and 2008 were as follows:

	September 30, 2009	September 30, 2008
Ordinary income	$ 130,451	$ 310,280
Long Term Capital Gain	11,147	483,992
Total	$141,598	$794,272

Note 5. Capital Stock

The following table summarizing the activity in shares of the Fund:

       For the Year Ended 9/30/2009                 For the Year Ended 9/30/2008

	Shares	Value	Shares	Value
Issued	2,598,100	$ 31,012,667	1,254,568	$ 22,727,383
Reinvested	4,817	63,196	14,346	280,820
Redeemed	(1,148,423)	(11,437,413)	(304,774)	(5,554,520)
Total	1,454,494	$ 19,638,450	964,140	$ 17,453,683

Note 6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund.  Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would

CONESTOGA SMALL CAP FUND

Notes to Financial Statements

September 30, 2009

involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Note 7. New Accounting Pronouncements

The Fund adopted the “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles.” Upon adoption the FASB Accounting Standards Codification (“Codification”) became the source of authoritative U.S. accounting and reporting standards for nongovernmental entities, in addition to guidance issued by the Securities and Exchange Commission. All guidance in the Codification carries an equal level of authority.  The Codification superseded all existing non-SEC accounting and reporting standards at the time of adoption. All non-grandfathered non-SEC accounting literature not included in the Codification became non-authoritative.  Management has determined that the adoption of this standard had little impact on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Conestoga Small Cap Fund and

the Board of Trustees of Conestoga Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Conestoga Small Cap Fund, a series of shares of beneficial interest of the Conestoga Funds, as of September 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Conestoga Small Cap Fund, as of September 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

November 24, 2009

CONESTOGA SMALL CAP FUND

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees.  Information pertaining to the Trustees and Officers of the Fund are set forth below.  The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling toll free 1-800-320-7790.

Name & Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee[3] or Officer
Disinterested Trustees[i] :
Michael R. Walker, 1948	Trustee	Since 2002	Partner of Key Real Estate LLC, since 2004; Chairman of ElderTrust, 1998-2004;	2	None
Nicholas J. Kovich, 1956	Trustee	Since 2002	Kovich Capital Management (Private Asset Management), since 2001;	2	Trustee, the Milestone Funds (1 portfolio)
William B. Blundin, 1939	Trustee	Since 2002	CEO of Bransford Investment Partners, LLC, since 1997;	2	Trustee, the Saratoga Funds (12 portfolios)
Richard E. Ten Haken, 1934	Trustee	Since 2002	President and CEO of Ten Haken & Associates, Inc., since 1992;	2	None
Interested Trustees[4]:
W. Christopher Maxwell, 1943	Chairman & CEO, Trustee	Since 2002	Managing Partner of Conestoga Capital Advisors LLC, 2001-2008; Maxwell Associates LLC President & CEO, since 1997;	2	None
William C. Martindale, Jr., 1942	President, Trustee	Since 2002	Managing Partner and Chief Investment Officer of Conestoga Capital Advisors LLC, since 2001; Co-Portfolio Manager of the Fund since 2002;	2	None
Officers:
Duane R. D’Orazio, 1972	Secretary, Chief Compliance Officer & Anti-Money Laundering Officer	Since 2002	Managing Partner, Head Trader and Chief Compliance Officer of Conestoga Capital Advisors LLC, since 2001;	1	None
Name & Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee[3] or Officer
Robert M. Mitchell, 1969	Treasurer	Since 2002	Managing Partner, Portfolio Manager and Research Analyst of Conestoga Capital Advisors LLC, since 2001; Co-Portfolio Manager of the Fund since 2002;	2	None
Gregory Getts, 1957	Assistant Treasurer	Since 2004	President and Owner of Mutual Shareholder Services, LLC since 1999;	2	None
Mark S. Clewett, 1968	Senior V.P.	Since 2006	Senior V.P. of Consultant Relations, Delaware Investments, 1996- 2005. Managing Partner, Director of Institutional Sales and Client Service of Conestoga Capital Advisors LLC, since 2006;	1	None
Joseph F. Monahan, 1959	Senior V.P.	Since 2009	Senior V.P. and CFO of McHugh Associates 2001 -2008. Managing Director, Portfolio Manager, Research Analyst of Conestoga Capital Advisors LLC, since December 2008;	1	None
David M. Lawson, 1951	Senior V.P.	Since 2009	President and Chief Operating Officer of McHugh Associates 1995 -2008. Managing Director, Portfolio Manager, Research Analyst, Conestoga Capital Advisors LLC, since December 2008;	1	None
Michelle L. Patterson, 1976	Vice President	Since 2004	Operations and Client Service Coordinator of Conestoga Capital Advisors LLC, since 2001;	1	None
M. Lorri McQuade, 1950	Vice President	Since 2004	Office Manager and Client Service Representative of Conestoga Capital Advisors LLC, since 2001;	1	None

Notes:

1

Each Trustee may be contacted by writing to the trustee, c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

2

There is no defined term of office for service as a Trustee.  Each Trustee serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

3   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies") or other investment companies registered under the 1940 Act.

4

Mr. Maxwell and Mr. Martindale each have ownership interest in Conestoga Capital Advisors.  Each of these persons are considered to be an “interested person” of the Fund and “Interested Person” within the meaning of the Investment Company Act of 1940.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter.  You can obtain a copy, available without charge, on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended December 31, 2004.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available (i) without charge, upon request, by calling 1-800-320-7790 and (ii) from Form N-PX filed by the Fund with the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement of Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 320-7790 to request a copy of the SAI or to make shareholder inquiries.

Tax Information (Unaudited)

During the year ended September 30, 2009, the Fund paid a distribution from long-term capital gains of $11,147.

Board of Trustees

W. Christopher Maxwell, Chairman

William B. Blundin

Nicholas J. Kovich

William C. Martindale, Jr.

Richard E. Ten Haken

Michael R. Walker

Investment Adviser

Conestoga Capital Advisors, LLC

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

UMB Bank , NA

928 Grand Blvd.

Kansas City, MO 64106

Independent Registered Public Accounting Firm
Briggs, Bunting & Dougherty, LLP
1835 Market Street 26th Floor

Philadelphia, PA 19103

Counsel

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

Conestoga Small Cap Fund Officers

W. Christopher Maxwell, Chairman and CEO

William C. Martindale, Jr., President

Duane R. D’Orazio, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer

Robert M. Mitchell, Treasurer

Gregory Getts, Assistant Treasurer

Mark S. Clewett, Senior Vice President

Joseph F. Monahan, Senior Vice President

David M. Lawson, Senior Vice President

Michelle L. Patterson, Vice President

M. Lorri McQuade, Vice President

This report is provided for the general information of the shareholders of the Conestoga Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Institutional Advisors

LargeCap FUND

M a n a g e d   B y

Institutional Advisors LLC

ANNUAL REPORT

September 30, 2009

September 30, 2009

Dear Fellow Shareholders,

Market Overview

Most people like things to be simple; whether it is the win or lose of a favorite sports team or the up or down of the stock market on any given day.  Unfortunately, such a one-dimensional aspect does not exist in the health of the U.S. economy.  While last week Fed Chairman Ben Bernanke stated publicly that the recession is likely over (welcome news to be sure), that pronouncement does not adequately report the true health of the economy.

The improved direction of the economic cycle seems clear.  The deterioration of activity reached its worst point in the first quarter, and after one modestly weaker sighting in June, likely turned positive in September.  The expected report of positive GDP growth would confirm the end of the recession.  Anticipation of recovery provided the fuel for stock prices to soar from extremely depressed levels in the Spring and has lured some fixed-income investors to seek higher returns by taking on greater credit risk.  Institutional Advisors agrees that the direction of the economy is improving, and we maintain our intermediate to long-term positive outlook.

Unfortunately, significant negatives persist and suggest that the pace of recovery will be far from ideal.  First, consumers have been the ultimate drivers of the U.S. economy, but their ability to spend is constrained by many factors.  Consumer household wealth has declined a record $13.9 trillion since the middle of 2007 due to extraordinary losses in home value and stock prices, and access to credit has become more restrictive.  These factors have prompted consumers to aggressively pay off outstanding debt.  This will certainly promote future spending, but for now makes it unlikely that they will keep pace with historical spending.  That fact serves only to dampen the economic recovery.

Second, unemployment is high and likely heading higher.  Even though the pace of decline abated this quarter, the unemployment rate reached a 26 year high of 9.8%, as U.S. Employers reduced their workforce in the third quarter by an additional 768,000 jobs.  Employment is a lagging indicator, and companies will need to be profitable before looking to expand their payrolls.  Until they do, we will not see robust levels of economic growth.

Finally, fiscal and monetary stimuli continue to boost economic growth, but such artificial measures are not sustainable.  These stimuli must eventually be removed.  When they are removed, organic growth will be challenged to overcome the consequential dampening effect their removal will have on economic growth.

The financial system has stabilized and the major financial institutions have recapitalized, restoring investor confidence.  Securities markets have priced in a significant amount of recovery.  Institutional Advisors is optimistic about the intermediate and long-term outlook for the economy and markets; however, we recognize that the road to recovery is likely to be a long one with significant obstacles to overcome along the way.  We continue to focus client assets on high quality securities and avoid the temptation to “reach” for increased return through increased risk prematurely.

Equities

Equities continued to rally in the third quarter with the S&P 500 index posting a 15.93% total return.  The best performing sectors for the quarter were financials, industrials and materials. The catalyst for the rally in equities was the better than anticipated second quarter earnings reported during the period.  Although overall earnings came in down 21% year-over-year, the decline was much less than anticipated.  On a positive note, 72% of earnings beat market expectations.  Market mindset changed from economic armageddon to one that the economic recovery is underway.  Most of the improvement in bottom-line earnings was driven by cost cutting.  For the equity market to continue to improve it must see evidence of top-line growth, which was lacking last quarter and is the next sequential step in the recovery.

The rally in the S&P 500 of 58% since its bottom in early March 2009 has led to concern about the sustainability of current market conditions.  Lower quality stocks, as measured by S&P credit rating, have far outperformed the averages. The S&P 500 has produced a total return of 19.26% through 09/30/09; AAA rated companies have gone up an average of only 5.55% while BB and below rated companies have gone up an average of 68.26%.  Investors are questioning if the indiscriminate nature of the rally discredits the result- did stocks move too far, too fast?

At Institutional Advisors, our LargeCap fund is built for risk-adjusted returns.  In other words, we attempt to generate the highest relative returns with the least relative risk.  We concentrate on quality companies with above average earnings growth stability and below average debt levels.  Quality companies did not experience the level of price declines that the markets in general experienced over the past 12 months.

Knowing we will continue to experience market fluctuations, the strength of the global recovery and the successful policy maneuvers by global central banks will be the key determinants of asset prices over the intermediate to longer term.  Although investors’ appetite for risk has entered back into the equation, Institutional Advisors will remain committed to our disciplined equity approach focusing on quality companies with strong balance sheets, solid valuation and growth characteristics, and consistent earnings growth.

Sincerely,

Terry L. Morris

Portfolio Manager

 INSTITUTIONAL ADVISORS LARGE CAP FUND

Comparison of Changes in Value of $10,000

As of Closing Business Day Prior to Inception (March 31,2009)

Institutional Advisors LargeCap Fund $12,061
S&P 500 Index $13,401
Value of $10,000 Invested 3/31/2009
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
3/31/2009
4/30/2009
5/31/2009
6/30/2009
7/31/2009
8/31/2009
9/30/2009

	Since Inception (3/31/2009 through 9/30/2009)
Institutional Advisors LargeCap Fund *	20.61%
S&P 500 Index	34.01%

* Net of sales charge.

The Fund's past performance does not predict its future performance. The graph and table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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INSTITUTIONAL ADVISORS LARGE CAP FUND

Portfolio Holdings

September 30, 2009

(Unaudited)

The following chart gives a visual breakdown of the Fund by the sectors.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on September 30, 2009 were $19,858,795.

INSTITUTIONAL ADVISORS LARGE CAP FUND

Schedule of Investments

September 30, 2009

			% of Total
Shares		Value	Net Assets
COMMON STOCKS
Consumer Discretionary

Hotels Restaurants & Leisure
17,690	Darden Restaurants, Inc.	$603,760
Media
11,324	McGraw-Hill Companies, Inc.	284,685
Specialty Retail
22,808	Staples, Inc.	529,602
Textiles, Apparel & Luxury Goods
5,278	VF Corp.	382,286

Consumer Discretionary Sector Total		1,800,333	9.07%

Consumer Staples

Beverages
13,883	Pepsi Co.	814,377
Food Products
21,880	McCormick & Co.	742,607
Food & Staples Retailing
27,030	Walgreen Co.	1,012,814

Consumer Staples Sector Total		2,569,798	12.94%

Energy

Oil, Gas & Consumable Fuels
9,021	Chevron Corp.	635,349
10,588	Exxon Mobil Corp.	726,443
10,076	Occidental Petroleum Corp.	789,958

	Energy Sector Total	2,151,750	10.82%

Financials

Capital Markets
7,933	T Rowe Price Group	362,538
Commercial Banks
17,178	Wells Fargo & Co.	484,076
Insurance
11,164	Aflac, Inc.	477,149

	Financials Sector Total	1,323,763	6.67%

Health Care

Biotechnology
9,309	Amgen, Inc. *	560,681
Health Care Equipment & Supplies
8,310	McKesson Corp.	494,860
12,284	Stryker Corp.	558,062
Health Care Equipment & Supplies Total		1,052,922
Health Care Providers & Services
4,894	Laboratory Corp of America Holdings *	321,536
Pharmaceuticals
13,595	Johnson & Johnson	827,800
13,051	Lilly Eli & Co.	431,075
12,987	Pfizer, Inc.	214,935
Pharmaceutical Total		1,473,810

	Health Care Sector Total	3,408,949	17.16%

Industrials

Aerospace & Defense
11,516	United Technologies Corp.	701,670
Air Freight & Logistics
7,773	C.H. Robinson Worldwide, Inc.	448,891
Industrial Conglomerates
17,082	General Electric Co.	280,486
Machinery
11,772	Danaher Corp.	792,491

Industrials Sector Total		2,223,538	11.20%

Information Technology

Communications Equipment
17,114	Qualcom, Inc	769,788
Computers & Peripherals
3,647	Apple, Inc. *	675,971
16,442	Hewlett-Packard Co.	776,227
5,086	International Business Machines, Inc.	608,336
Computers & Peripherals Total		2,060,534
Semiconductors
20,569	Altera Corp.	421,870
Software
17,690	Intuit, Inc. *	504,165
16,634	Microsoft Corp.	427,826
27,702	Oracle Corp.	577,310
Software Total		1,509,301

	Information Technology Sector Total	4,761,493	23.97%

Materials

Chemicals
12,859	Sigma Aldrich Corp.	694,129

	Materials Sector Total	694,129	3.50%

Telecommunication Services

Diversified Telecommunication
24,375	AT&T, Inc.	658,369

	Telecommunications Sector Total	658,369	3.32%

TOTAL COMMON STOCKS
	(Cost $17,261,729)	19,592,122	98.65%

SHORT-TERM INVESTMENTS
259,380	UMB Bank Money Market Fiduciary 0.05% **	259,380	1.31%
	(Cost $259,380)

TOTAL INVESTMENTS
	(Cost $17,521,109)	19,851,502	99.96%

	Other Assets in excess of Liabilities	7,293	0.04%

	TOTAL NET ASSETS	$19,858,795	100.00%

* Non-income producing securities during the period.
** Variable rate security; the money market rate shown represents the yield at September 30, 2009.
The accompanying notes are an integral part of these financial statements.

INSTITUTIONAL ADVISORS LARGE CAP FUND

Statement of Assets and Liabilities

September 30, 2009

Assets:
Investments, at Value (Cost $17,521,109)	$19,851,502
Receivables:
Dividends & Interest	15,630
Shareholder Subscriptions	38,604
Total Assets	19,905,736
Liabilities:
Accrued Investment Advisory Fees payable	19,564
Shareholder Redemptions	27,377
Total Liabilities	46,941

Net Assets	$19,858,795

Net Assets Consist of:
Beneficial Interest Paid-In	$17,594,830
Accumulated Undistributed Net Investment Income	45,052
Accumulated Net Realized Loss on Investments	(111,480)
Net Unrealized Appreciation in Value of Investments	2,330,393
Net Assets, for 1,556,404 Shares of Beneficial Interest Outstanding,
Unlimited Number of Shares Authorized with a $0.001 Par Value	$19,858,795
Net Asset Value and Redemption Price (1)
Per Share ($19,858,795/1,556,404 shares)	$12.76

Offering Price per share ($12.76/.945 sales charge as a percentage of the investment)	$13.50

(1) A deferred sales charge of up to 0.75% may be imposed on redemptions of shares representing original purchase of $1,000,000 or more that ocurr in the first year after purchase. The deferred sales charge is imposed on the lower of the original cost of the shares or the value of shares at the time of redemption.

The accompanying notes are an integral part of these financial statements.

INSTITUTIONAL ADVISORS LARGE CAP FUND

Statement of Operations

For the Year Ended September 30, 2009

Investment Income:
Dividends	$139,317
Interest	140
Total investment income	139,457
Expenses:
Investment advisory fees	117,956
Trustees' fees and expenses	11,290
Total expenses	129,246
Less: Advisory fees waived	34,841
Net expenses	94,405

Net Investment Income	45,052

Realized & Unrealized gain (loss) on investments:
Net realized loss on investments	(111,480)
Net change in unrealized appreciation on investments	3,082,370
Net realized & unrealized gain on investments	2,970,890

Net increase in net assets resulting from operations	$3,015,942

* The Institutional Advisors LargeCap Fund Commenced Operations on March 31, 2009

The accompanying notes are an integral part of these financial statements.

INSTITUTIONAL ADVISORS LARGE CAP FUND

Statement of Changes in Net Assets

For the Period
Ended
9/30/2009*
Increase In Net Assets
From Operations:
Net investment income	$45,052
Net realized loss on investments	(111,480)
Net change in unrealized appreciation on investments	3,082,370
Net increase in net assets resulting from operations	3,015,942
From shares of beneficial interest transactions:
Proceeds from sale of shares	24,248,023
Cost of shares redeemed	(7,405,170)
Total Increase in net assets from Fund share transactions	16,842,853

Total Increase in net assets	19,858,795

Net Assets at Beginning of Period	-
Net Assets at End of Period (Includes undistributed net	$19,858,795
investment income of $45,052)

* The Institutional Advisors LargeCap Fund Commenced Operations March 31, 2009

The accompanying notes are an integral part of these financial statements.

INSTITUTIONAL ADVISORS LARGE CAP FUND

Financial Highlights

Selected data for a share outstanding throughout the period indicated:

	For the
	Period Ended
	September 30, 2009 *

Net asset value - beginning of period	$10.00

Net investment income	0.03
Net realized and unrealized gains on investments	2.73
Total from investment operations	2.76

Net asset value - end of period	$12.76

Total return	27.60%
Ratios/supplemental data
Net Assets - end of period (thousands)	19,859

Before waivers
Ratio of expenses to average net assets	1.85%	**
Ratio of net investment income to average net assets	0.15%	**

After waivers
Ratio of expenses to average net assets	1.35%	**
Ratio of net investment income to average net assets	0.65%	**

Portfolio turnover rate	8.99%

* The Institutional Advisors LargeCap Fund Commenced Operations March 31, 2009.
** Annualized

The accompanying notes are an integral part of these financial statements.

INSTITUTIONAL ADVISORS LARGECAP FUND

Notes to Financial Statements

September 30, 2009

Note 1. Organization

Institutional Advisors LargeCap Fund (the “Fund”) is a series of Conestoga Funds (the “Trust”), a diversified, open end management investment company registered under the Investment Company of 1940 (the “1940 Act”).  The Fund’s investment strategy is to provide long-term growth of capital.  The Fund's registration statement became effective with the SEC, and the Fund commenced operations on March 31, 2009.  The Fund’s investment adviser is Institutional Advisors LLC (the”Adviser”).  Effective March 31, 2009 (commencement of operations), certain shareholders contributed cash and investment securities to the Fund in a tax-free exchange for 567,157 shares of beneficial interest.  The net assets received were valued at $5,671,571 in accordance with the Fund's stated valuation policies and included unrealized depreciation of $751,977.

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation- Securities that are traded on any exchange are valued at the last quoted sale price.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund’s Adviser, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Accounting principles generally accepted in the United States of America define fair value  as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-tier hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized below:

INSTITUTIONAL ADVISORS LARGECAP FUND

Notes to Financial Statements

September 30, 2009

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities. Valuation adjustments and block discounts are not applied to Level 1 securities.  Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table presents information about the Fund’s assets measured at fair value as of September 30, 2009 by major security type:

                                          Quoted Prices in

                                         Active Markets for     Significant Other             Significant           Balance as of

                                           Identical Assets      Observable Inputs     Unobservable Inputs    September 31,

                                                 (Level 1)                  (Level 2)                      (Level 3)                     2009

        Assets

Money Market                       $     259,380                       $   -                             $   -                $     259,380

Common Stocks                     $19,592,122                       $   -                             $   -                $19,592,122

               Total                      $19,851,502                        $   -                             $   -                $19,851,502

Federal Income Taxes- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income or excise tax provision is required.

Accounting principles generally accepted in the United States of America provide guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements and require the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof.  Management has evaluated the Fund’s tax positions as of September 30, 2009, and has determined that none of them are uncertain.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis.  The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.  Those differences are primarily due to differing treatments for net investment losses and deferral of wash sale losses and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

INSTITUTIONAL ADVISORS LARGECAP FUND

Notes to Financial Statements

September 30, 2009

Security Transactions and Investment Income- The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Estimates- Preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Other- Accounting principles generally accepted in the United States of America require that permanent book/tax differences be reclassified to paid in capital.

Subsequent Event - Management has evaluated the impact of all subsequent events on the Fund through November 24, 2009, the date of the financial statements were available to be issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Note 3. Investment Advisory Agreement and Other Related Party Transactions

The Fund has entered into an Advisory Agreement with the Adviser to provide supervision, and assistance in the overall management services to the Fund.  Under the terms of the Advisory Agreement, the Adviser pays all Fund expenses except Rule 12b-1 fees, shareholder servicing fees, fees and expenses of the Trustees, taxes, interest and extraordinary expenses.  The Advisory Agreement also provides that the Adviser supervises and assists in the overall management of the Fund’s affairs subject to the authority of the Board.  Pursuant to the Advisory Agreement, the Fund pays the Adviser a monthly fee calculated at an annual rate of 1.70% of the Fund’s average daily net assets.  For the period ended September 30, 2009 the Adviser earned advisory fees of $117,956.

The Adviser has contractually agreed to limit the Fund’s expense ratio to 1.35% of the Fund’s average daily net assets until at least January 29, 2010.  The Adviser may not recoup any of the fees waived pursuant to this contractual waiver.  For the period ended September 30, 2009 the Adviser waived $34,841 under this arrangement.

The Trust, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”).  Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1.  The Distribution Plan provides that the Fund may incur distribution expenses related to the sale of shares of up to 0.25% per annum of the Fund’s average daily net assets.  The Distribution Plan is currently inactive and the Fund did not accrue any 12b-1 fees under this Plan during the period ending September 30, 2009.

The Distribution Plan provides that the Fund may finance activities that are primarily intended to result in the sale of the Fund’s shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the Fund.

INSTITUTIONAL ADVISORS LARGECAP FUND

Notes to Financial Statements

September 30, 2009

The Trust, on behalf of the Fund, adopted a shareholder servicing plan (“Shareholder Servicing Plan”).  Payments made under the Shareholder Servicing Plan to shareholder servicing agents (which may include affiliates of the Adviser) are for administrative support services to customers who may from time to time beneficially own shares and may be up to 0.25% per annum of the Fund’s average daily net assets.  These services may include: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investments; (vii) providing subaccounting with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with the Trust’s service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the Fund may reasonably request to the extent that the agent is permitted to do so under applicable statutes, rules and regulations.  The Fund presently does not have any such shareholder agreements in effect and is not accruing fees under the Shareholder Servicing Plan.

Certain directors and officers of the Adviser are directors, officers or shareholders of the Fund.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Fund.

Note 4. Beneficial Interest

As of September 30, 2009, there were an unlimited number of shares of beneficial interest with a $0.001 par value authorized.  The following table summarizing the activity and shares of the Fund:

                                    For the Period Ended 9/30/2009

	Shares	Value
Issued	2,205,033	$24,248,023
Redeemed	(648,629)	$(7,405,170)
Total	1,556,404	$16,842,853

Note 5.  Investments

Investment transactions, excluding short term investments, for the period ended September 30, 2009, were as follows:

Purchases……………………………………………..………….…$ 12,304,207

Sales……………………………………………………………….….$   1,248,643

For Federal Income Tax purposes, the cost of investments owned at September 30, 2009 is $17,576,680.  As of September 30, 2009, the gross unrealized appreciation on a tax basis totaled $2,474,460 and the gross unrealized depreciation totaled $199,638 for a net unrealized appreciation of $2,274,822.

INSTITUTIONAL ADVISORS LARGECAP FUND

Notes to Financial Statements

September 30, 2009

As of September 30, 2009 the components of accumulated income/(losses) on a tax basis were as follows:

Net unrealized appreciation                   $2,274,822

Capital loss carryforwards                           (55,909)

Undistributed ordinary income                    45,052

                 Total                                     $2,263,965

As of September 30, 2009 the Fund net capital loss carryforwards of $55,909, which are available to offset future realized gains until September 30, 2017.  To the extent the carryforwards are used to offset future gains, the amount offset will not be distributed to shareholders.

The difference between the sum of the capital loss carryforwards for tax purposes and the net accumulated realized losses reported in the Statement of Assets and Liabilities is due to wash sale losses, which are required to be deferred for tax purposes. Net unrealized appreciation on a tax basis the net unrealized appreciation on investments reported in the Statement of Assets and Liabilities differ by this same wash sale loss figure.

Note 6.  Accounting Pronouncements

The Fund adopted the “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles.” Upon adoption the FASB Accounting Standards Codification (“Codification”) became the source of authoritative U.S. accounting and reporting standards for nongovernmental entities, in addition to guidance issued by the Securities and Exchange Commission. All guidance in the Codification carries an equal level of authority.  The Codification superseded all existing non-SEC accounting and reporting standards at the time of adoption. All non-grandfathered non-SEC accounting literature not included in the Codification became non-authoritative.  Management has determined that the adoption of this standard had little impact on the Fund’s financial statements.

Note 7. Contingency & Commitments

In the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown.  However, the Fund considers the risk of loss from such potential claims to be remote.

Note 8. Control and Ownership of Shares

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of September 30, 2009, NFS LLC, in aggregate, owned approximately 98% of the Fund’s shares and may be deemed to control the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Institutional Advisors LargeCap Fund and

the Board of Trustees of Conestoga Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Institutional Advisors LargeCap Fund, a series of shares of beneficial interest of the Conestoga Funds, as of September 30, 2009, and the related statements of operations, changes in net assets and the financial highlights for the period March 31, 2009 (commencement of operations) to September 30, 2009.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Institutional Advisors LargeCap Fund, as of September 30, 2009, the results of its operations, changes in its net assets and its financial highlights for the period March 31, 2009 (commencement of operations) to September 30, 2009, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

November 24, 2009

INSTITUTIONAL ADVISORS LARGECAP FUND

Expense Example (Unaudited)

As a shareholder of the Institutional Advisors LargeCap Fund, you incur the following costs: management fees, trustee fees, load, transaction costs, and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2009 through September 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year after expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in this Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account	Ending Account	Expenses Paid During the Period*
	Value	Value	April 1, 2009
	April 1, 2009	September 30, 2009	to September 30, 2009

Actual	$1,000.00	$1,276.00	$7.70
Hypothetical
(5% Annual Return after expenses)	$1,000.00	$1,018.30	$6.83

* Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

Institutional Advisors LargeCap Fund:

INSTITUTIONAL ADVISORS LARGECAP FUND

September 30, 2009

Trustees and Officers

(Unaudited)

The business and affairs of the Fund are managed under the direction of the Trust's Board of Trustees.  Information pertaining to the Trustees and Officers of the Trust are set forth below.  The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling toll free 1-800-292-2660.

Name & Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee[3]
Disinterested Trustees[1] :
Michael R. Walker, 1948	Trustee	Since 2002	Partner of Key Real Estate LLC, since 2004; Chairman of ElderTrust, 1998-2004	2	None
Nicholas J. Kovich, 1956	Trustee	Since 2002	Kovich Capital Management (Private Asset Management), since 2001	2	Trustee, the Milestone Funds (1 portfolio)
William B. Blundin, 1939	Trustee	Since 2002	CEO of Bransford Investment Partners, LLC, since 1997	2	Trustee, the Saratoga Funds (12 portfolios)
Richard E. Ten Haken, 1934	Trustee	Since 2002	President and CEO of Ten Haken & Associates, Inc., since 1992	2	None
Interested Trustees[4]:
W. Christopher Maxwell, 1943	Chairman & CEO, Trustee	Since 2002	Managing Partner of Conestoga Capital Advisors LLC, 2001-2008; Maxwell Associates LLC President & CEO, since 1997	2	None
William C. Martindale, Jr., 1942	President, Trustee	Since 2002	Managing Partner and Chief Investment Officer of Conestoga Capital Advisors LLC, since 2001; Co-Portfolio Manager of the Fund since 2002	2	None

INSTITUTION ADVISORS LARGE CAP FUND

Notes:

1

Each Trustee may be contacted by writing to the Trustee, c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

2

There is no defined term of office for service as a Trustee.  Each Trustee serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

3   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies") or other investment companies registered under the 1940 Act.

4

Mr. Maxwell and Mr. Martindale each have an ownership interest in Conestoga Capital Advisors.  Each of these persons are considered to be an “interested person” of the Trust and “Interested Person” within the meaning of the 1940 Act.

Additional Officers of the Trust:	Position Held with the Trust:
Mark S. Clewett	Senior Vice President
Dave L. Lawson	Senior Vice President
Joseph F. Monahan	Senior Vice President
Robert M. Mitchell	Treasurer
Duane R. D’Orazio	Secretary
Greg B. Getts	Assistant Treasurer

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter.  You can obtain a copy, available without charge, on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended June 30, 2009 (the Fund commenced operations on March 31, 2009).  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available (i) without charge, upon request, by calling 1-800-292-2660 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement of Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free 1-800-292-2660 to request a copy of the SAI or to make shareholder inquiries.

Tax Information (Unaudited)

During the period ended September 30, 2009, the Fund did not pay any distributions.

Factors that the Board Considered when Approving the Investment Advisory Agreement

The Board of Trustees reviewed and discussed the terms and provisions of the Investment Advisory Agreement for the Institutional Advisors LargeCap Fund on February 5, 2009.  The details of certain but not all of the matters discussed are set forth below.

Nature, Extent and Quality of the Services Provided.  The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading.  The Board also reviewed and considered the nature and extent of the non-advisory services to be provided, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.

The Board reviewed and considered the qualifications of the portfolio manager and other key personnel of the Adviser who will provide the administrative and investment advisory services to the Portfolio.  The Board determined that the Adviser’s portfolio manager and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner.  The Board concluded that the nature and extent of the

INSTITUTIONAL ADVISORS LARGECAP FUND

advisory and administrative services to be provided are necessary and appropriate for the conduct of the business and investment activities of the LargeCap Fund.

Performance Relative to Comparable Funds Managed by Other Advisers.  The Board considered that the Adviser plans to arrange for a public offering of shares of the Fund to raise assets for investment and that the offering had not yet begun.  The Board concluded that, since the Fund had no assets to invest and had no track record of performance, this was not a factor it needed to address at this time.  The Board did review and consider the past performance of the National Penn Investors Trust Company Equity Fund, a separate account managed by the predecessor investment entity to the Adviser.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies.  The Board reviewed the advisory fees proposed to be paid by the Fund under the Advisory Agreement.  The Board noted that the fees to be paid to the Adviser cannot appropriately be compared to other accounts at the Adviser since the services, structure, business models and market forces varied substantially.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers.  The Board considered the management fee rate proposed to be paid by the Fund compared to similar type funds managed by other advisers.  The Board had previously reviewed information provided by Lipper Inc. regarding the management fee rates paid by other funds with investment strategies comparable to those of the Fund that are managed by other advisers and concluded that the Fund’s proposed management fee would be competitive with those of other similar type funds.  The Board also considered the anticipated total expense ratio of the Fund and noted that the Adviser voluntarily offered to impose a cap of 1.35% on the Fund and concluded that the capped expenses would result in a total expense ratio that would be competitive with other funds based on information provided by Lipper.

Breakpoints and Economies of Scale.  The Board reviewed the structure of the Fund’s proposed management fee and noted that it did not include breakpoints.  The Board concluded that material economies of scale will not arise until the Fund’s assets grow and noted that it could consider breakpoints at a future time.

Profitability of Adviser and Affiliates.  Since the Fund has not begun operations and has not paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at this time.

Fall-Out Benefits.  The Board considered “fall-out benefits” that could be derived by the Adviser and its affiliates from their relationship with the Fund and concluded that such benefits were likely to be relatively small.

Soft Dollar Benefits.  The Board considered whether the Adviser would realize any benefits as a result of brokerage transactions executed through “soft dollar” arrangements.  Under such arrangements, brokerage commissions paid by the Fund and/or other accounts managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Fund.  The Board recognized that the receipt of such research from brokers may reduce the Adviser’s costs but concluded that the receipt of such research would strengthen the investment management resources of the Adviser, which may ultimately benefit the Fund.

Adviser Financially Sound and Financially Capable of Meeting the Fund’s Needs.  The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement.  The Board noted that the Adviser’s parent remains profitable.  The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Advisory Agreement.

The Board reviewed the structure of the predecessor adviser and the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser.

INSTITUTIONAL ADVISORS LARGECAP FUND

Other Factors and Current Trends.  The Board considered the controls and procedures adopted and implemented by the Adviser to be monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

General Conclusion.  After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the Advisory Agreement which will remain in effect for two years and thereafter must be approved annually by the Board if it is to continue in effect.

INSTITUTIONAL ADVISORS LARGECAP FUND

Board of Trustees

W. Christopher Maxwell, Chairman

William B. Blundin

Nicholas J. Kovich

William C. Martindale, Jr.

Richard E. Ten Haken

Michael R. Walker

Investment Adviser

Institutional Advisors LLC

2201 Ridgewood Road #180

Wyomissing, PA 19610

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

UMB Bank , NA

928 Grand Blvd.

Kansas City, MO 64106

Independent Registered Public Accounting Firm
Briggs, Bunting & Dougherty, LLP
1835 Market Street 26th Floor

Philadelphia, PA 19103

Counsel

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

Officers of Institutional Advisors LargeCap Fund

James D. King, President

Karen L. Kleffel, Chief Compliance Officer

Richard A. Lord, Jr., Chief Financial Officer

Michelle H. Debkowski, Secretary

This report is provided for the general information of the shareholders of the Institutional Advisors LargeCap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that Michael W. Walker and Nicholas J. Kovich are independent audit committee financial experts.

Michael W. Walker acquired his attributes through:

Experience as Chairman and President of Eldertrust ( A healthcare REIT)

Nicholas J. Kovich acquired his attributes through:

Experience as Managing Director, Domestic Equity Portfolio Manager for Morgan Stanley 1996-2001

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2009

$ 24,000

FY 2008

$ 11,400

(b)

Audit-Related Fees

Registrant

Adviser

FY 2009

None

$ 0

FY 2008

None

$ 0

Nature of the fees:

Post effective consent.

(c)

Tax Fees

Registrant

Adviser

FY 2009

None

$ 4,000

FY 2008

None

$ 1,600

Nature of the fees:

Preparation of Excise Tax and Form 1120RIC

(d)

All Other Fees

Registrant

Adviser

FY 2009

$ N/A

$N/A

FY 2008

$ N/A

$N/A

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

0%

100%

Tax Fees:

0%

100%

All Other Fees:

0%

100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2009

$ 0

FY 2008

$ 0

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of September 29, 2009, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Conestoga Funds

By /s/W. Christopher Maxwell

* W. Christopher Maxwell

   Chairman and Chief Executive Officer

Date December 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/W. Christopher Maxwell

* W. Christopher Maxwell

   Chairman and Chief Executive Officer

Date December 8, 2009

By /s/Robert M. Mitchell

* Robert M. Mitchell

  Treasurer and Chief Financial Officer

Date December 8, 2009

* Print the name and title of each signing officer under his or her signature.

Footnotes

Endnotes